19. LOSS PER SHARE: Schedule of Earnings Per Share, Basic and Diluted (Tables)	12 Months Ended
Dec. 31, 2020
Tables/Schedules
Schedule of Earnings Per Share, Basic and Diluted
	2020	2019
Net loss for the year	$(18,576,867)	$(12,513,900)
Average common shares outstanding during the year	137,571,316	80,700,135
Loss per share - basic and diluted	$(0.14)	$(0.16)